UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 5, 2013
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52105	94-3030279
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 200
	Foothill Ranch, California	92610-2831
	(Address of Principal Executive Offices)	(Zip Code)

(949) 614-1740
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.
2013 Base Salary

On March 5, 2013, the compensation committee of the board of directors (the “Compensation Committee”) of Kaiser Aluminum Corporation (the “Company”) approved the annual base compensation of the Company's executive officers and certain senior managers, effective April 1, 2013. The table below sets forth the 2013 annual base compensation of the executive officers of the Company identified below (the “Named Executive Officers”).

Name and Position	Year	Base Salary
Jack A. Hockema	2013	$856,000
President, Chief Executive Officer and Chairman of the Board

Daniel J. Rinkenberger	2013	$412,000
Senior Vice President and Chief Executive Officer

John M. Donnan	2013	$386,300
Executive Vice President - Legal, Compliance and Human Resources

John Barneson	2013	$339,900
Senior Vice President - Corporate Development

2013 Incentive Compensation
On March 5, 2013, the Compensation Committee also approved a short-term incentive plan for 2013 (the “2012 STI Plan”) and a long-term incentive program for 2013 through 2015 (the “2013 - 2015 LTI Plan”). The structure, terms and objectives of the 2012 STI Plan and 2012 - 2014 Plan are generally consistent with the structure, terms and objectives of prior plans, with the exception of certain modifications to the calculations of net assets and pre-tax operating income, and are described in more detail below.
2013 Short-Term Incentive Compensation
The 2013 STI Plan is designed to reward participants for economic value added (“EVA”) of the Company's core Fabricated Products business less a capital charge calculated as a percentage of our net assets, with modifiers for safety performance (as measured by the total case incident rate) and individual performance. Under the 2013 STI Plan, EVA will equal the Company's pre-tax operating income (subject to certain adjustments) less a capital charge, calculated as a percentage of the Company's net assets (subject to certain adjustments) with the possibility of adjustments to individual awards based on actual performance, including individual, facility, functional area and/or business unit performance. The 2013 STI Plan provides for (i) a threshold performance level below which no payout is made, a target performance level at which the target award is available and a performance level at or above which the maximum payout is available, and (ii) minimum and maximum payout opportunities ranging from zero up to three times the target payout amount. The table below sets forth the estimated future payouts that can be earned by each of the Named Executive Officers under the 2013 STI Plan below threshold performance levels and at the threshold, target and maximum performance levels.

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	$0	$293,000	$586,000	$1,758,000
Daniel J. Rinkenberger	$0	$136,500	$273,000	$819,000
John M. Donnan	$0	$128,750	$257,500	$772,500
John Barneson	$0	$77,200	$154,400	$463,000

Under the 2013 STI Plan, a pro rata incentive award is earned based on actual eligibility during the performance period if prior to December 31, 2013 a participant (1) dies, (2) retires under “normal” retirement (age 65) or in connection with full early retirement (position elimination), (3) is involuntarily terminated due to position elimination, or (4) becomes disabled. A participant will be entitled to the full payment of his or her award only if the participant remains employed by the Company on the date of payment, unless the participant's employment is voluntarily terminated on or after December 31, 2013 by him or her with good reason or by us without cause or terminated on or after December 31, 2013 due to the death, disability or normal or full early retirement as described above.
The preceding description of the 2013 STI Plan is a summary and is qualified in its entirety by the Kaiser Aluminum Fabricated Products 2013 Short-Term Incentive Plan For Key Managers Summary, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
2013-2015 Long-Term Incentive Compensation Plan
The 2013 - 2015 LTI Plan is designed to reward participants with (i) a fixed number of shares of restricted stock that, subject to certain limited exceptions described in more detail below, vest on March 5, 2016 and (ii) a fixed number of performance shares that vest, if at all, based on the average annual EVA of the Company's core Fabricated Products business for 2013, 2014 and 2015. EVA under the 2013 - 2015 LTI Plan will equal the Company's pre-tax operating income (subject to certain adjustments) less a capital charge, calculated as a percentage of the Company's net assets (subject to certain adjustments). The 2013 - 2015 LTI Plan provides, with respect to the performance shares, for minimum and maximum vesting opportunities ranging from zero up to two times the target number depending upon the performance level of the Company's core Fabricated Products business over the three-year performance period. Each performance share that becomes vested entitles the participant to receive one share of the Company's common stock.
On March 5, 2013, to effectuate the 2013 - 2015 LTI Plan, the Compensation Committee approved the following grants of restricted stock and performance shares, effective as of March 5, 2013, for the Named Executive Officers:

Name	Number of Shares of Restricted Stock (1)	Number of Performance Shares (2)
Jack A. Hockema	12,667	53,797
Daniel J. Rinkenberger	5,363	12,812
John M. Donnan	4,663	11,139
John Barneson	3,823	9,134
_______________

(1)
The restrictions on 100% of the shares of restricted stock granted will lapse on March 5, 2016 or earlier if the Named Executive Officer's employment terminates as a result of death or disability, the Named Executive Officer's employment is terminated by the Company without cause, the Named Executive Officer's employment is voluntarily terminated by him for good reason or in the event of a change in control of the Company.

(2)    The table below sets forth the number of performance shares that will become vested for each of the Named Executive Officers under the 2013 - 2015 LTI Plan at the threshold, target and maximum performance levels:

Name	Threshold	Target	Maximum
Jack A. Hockema	0	26,898	53,797
Daniel J. Rinkenberger	0	6,406	12,812
John M. Donnan	0	5,569	11,139
John Barneson	0	4,567	9,134
_______________
The number of performance shares, if any, that vest based on the level of performance achieved during the three-year performance period will vest on the later to occur of March 5, 2016 and the date on which the Compensation Committee certifies the performance level achieved during the three-year performance period. Notwithstanding the foregoing, the target number of performance shares will vest if, prior to December 31, 2015, the Named Executive Officer's employment terminates as a result of death or disability, the Named Executive Officer's employment is terminated by the Company without cause, the Named Executive Officer's employment is voluntarily terminated by him for good reason or in the event of a change in control of the Company. After December 31, 2015 or on or after normal retirement at age 65 or older, the number of performance shares, if any, that will vest upon any of the foregoing events will be determined based on the performance level achieved during the three-year performance period.
The grants of restricted stock and performance shares were made pursuant to the Company's Amended and Restated 2006 Equity and Performance Incentive Plan (the “Equity Plan”). A copy of the Equity Plan is filed as Exhibit 10.23 to the Annual Report on Form 10-K, filed by the Company on February 29, 2012. The form of Restricted Stock Award Agreement used to evidence the grants of restricted stock made to the Company's executive officers under the 2013 - 2015 LTI Plan and the form of Performance Shares Award Agreement used to evidence the grants of performance shares made to the Company's executive officers under the 2013 - 2015 LTI Plan are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference. A summary of the performance objectives and the formula for determining the number of performance shares earned under the 2013 - 2015 LTI Plan is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description
10.1	Kaiser Aluminum Fabricated Products 2013 Short-Term Incentive Plan For Key Managers Summary.
10.2	2013 Form of Executive Officer Restricted Stock Award Agreement.
10.3	2013 Form of Executive Officer Performance Shares Award Agreement.
10.4	Kaiser Aluminum Corporation 2013 - 2015 Long-Term Incentive Plan Management Objectives and Formula for Determining Performance Shares Earned Summary.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Secretary and Assistant General Counsel
Date: March 8, 2013